Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with (i) the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), under the Securities Act of 1933 (as amended) of 150,000 shares of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 409A Deferred Compensation Plan (formerly known as the EOG Resources, Inc. 1996 Deferral Plan (as amended)) (the “Deferral Plan”) and (ii) the filing by the Company of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 with the U.S. Securities and Exchange Commission (“SEC”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file (a) one or more registration statements on Form S-8 (or one or more amendments to the Company’s existing registration statement on Form S-8 (SEC File No. 333-84014) with respect to the Deferral Plan) relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Deferral Plan and (b) such Annual Report on Form 10-K, in each case with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 22nd day of February, 2012.

/s/ George A. Alcorn
GEORGE A. ALCORN

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with (i) the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), under the Securities Act of 1933 (as amended) of 150,000 shares of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 409A Deferred Compensation Plan (formerly known as the EOG Resources, Inc. 1996 Deferral Plan (as amended)) (the “Deferral Plan”) and (ii) the filing by the Company of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 with the U.S. Securities and Exchange Commission (“SEC”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file (a) one or more registration statements on Form S-8 (or one or more amendments to the Company’s existing registration statement on Form S-8 (SEC File No. 333-84014) with respect to the Deferral Plan) relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Deferral Plan and (b) such Annual Report on Form 10-K, in each case with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 22nd day of February, 2012.

/s/ Charles R. Crisp
CHARLES R. CRISP

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with (i) the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), under the Securities Act of 1933 (as amended) of 150,000 shares of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 409A Deferred Compensation Plan (formerly known as the EOG Resources, Inc. 1996 Deferral Plan (as amended)) (the “Deferral Plan”) and (ii) the filing by the Company of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 with the U.S. Securities and Exchange Commission (“SEC”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file (a) one or more registration statements on Form S-8 (or one or more amendments to the Company’s existing registration statement on Form S-8 (SEC File No. 333-84014) with respect to the Deferral Plan) relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Deferral Plan and (b) such Annual Report on Form 10-K, in each case with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 21st day of February, 2012.

/s/ James C. Day
JAMES C. DAY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with (i) the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), under the Securities Act of 1933 (as amended) of 150,000 shares of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 409A Deferred Compensation Plan (formerly known as the EOG Resources, Inc. 1996 Deferral Plan (as amended)) (the “Deferral Plan”) and (ii) the filing by the Company of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 with the U.S. Securities and Exchange Commission (“SEC”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file (a) one or more registration statements on Form S-8 (or one or more amendments to the Company’s existing registration statement on Form S-8 (SEC File No. 333-84014) with respect to the Deferral Plan) relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Deferral Plan and (b) such Annual Report on Form 10-K, in each case with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 22nd day of February, 2012.

/s/ H. Leighton Steward
H. LEIGHTON STEWARD

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with (i) the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), under the Securities Act of 1933 (as amended) of 150,000 shares of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 409A Deferred Compensation Plan (formerly known as the EOG Resources, Inc. 1996 Deferral Plan (as amended)) (the “Deferral Plan”) and (ii) the filing by the Company of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 with the U.S. Securities and Exchange Commission (“SEC”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file (a) one or more registration statements on Form S-8 (or one or more amendments to the Company’s existing registration statement on Form S-8 (SEC File No. 333-84014) with respect to the Deferral Plan) relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Deferral Plan and (b) such Annual Report on Form 10-K, in each case with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 22nd day of February, 2012.

/s/ Donald F. Textor
DONALD F. TEXTOR

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with (i) the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), under the Securities Act of 1933 (as amended) of 150,000 shares of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 409A Deferred Compensation Plan (formerly known as the EOG Resources, Inc. 1996 Deferral Plan (as amended)) (the “Deferral Plan”) and (ii) the filing by the Company of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 with the U.S. Securities and Exchange Commission (“SEC”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file (a) one or more registration statements on Form S-8 (or one or more amendments to the Company’s existing registration statement on Form S-8 (SEC File No. 333-84014) with respect to the Deferral Plan) relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Deferral Plan and (b) such Annual Report on Form 10-K, in each case with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of February, 2012.

/s/ Frank G. Wisner
FRANK G. WISNER